UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

McKESSON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! McKESSON CORPORATION 2022 Annual Meeting Vote by July 21, 2022 | 11:59 PM ET. For shares held in a 401(k) Plan, vote by July 19, 2022 | 11:59 PM ET. MCKESSON McKESSON CORPORATION ATTN: CORPORATE SECRETARY 6555 STATE HIGHWAY 161 IRVING, TX 75039 D87332-P75317-Z82711 You invested in McKESSON CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 22, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 8, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 22, 2022 8:30 A.M. Central Daylight Time Virtually at: www.virtualshareholdermeeting.com/MCK2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of eleven directors for a one-year term.	
Nominees:	
1a. Richard H. Carmona, M.D.	For
1b. Dominic J. Caruso	For
1c. W. Roy Dunbar	For
1d. James H. Hinton	For
1e. Donald R. Knauss	For
1f. Bradley E. Lerman	For
1g. Linda P. Mantia	For
1h. Maria Martinez	For
1i. Susan R. Salka	For
1j. Brian S. Tyler	For
1k. Kathleen Wilson-Thompson	For
2. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2023.	For
3. Advisory vote on executive compensation.	For
4. Approval of our 2022 Stock Plan.	For
5. Approval of Amendment to our 2000 Employee Stock Purchase Plan.	For
6. Shareholder Proposal on Special Shareholder Meeting Improvement.	Against
7. Shareholder Proposal on Transparency in Rule 10b5-1 Trading Policy.	Against

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